UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________________

Amendment No. 1

to

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 31, 2015

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

Patrick Industries, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on September 4, 2015, disclosing that on September 1, 2015 (the “acquisition date”), the Company had acquired the business and certain assets of North American Forest Products, Inc. and its wholly owned subsidiary, North American Moulding, LLC (collectively, "North American"), an Edwardsburg, Michigan-based manufacturer and distributor, primarily for the recreational vehicle ("RV") industry, of profile wraps, custom mouldings, laminated panels and moulding products. North American is also a manufacturer and supplier of raw and processed softwood products, including lumber, panels, trusses, bow trusses, and industrial packaging materials, primarily used in the RV and manufactured housing industries. North American was acquired for a purchase price, net of certain operating liabilities assumed, of approximately $78.6 million in cash. The purpose of this Current Report on Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.

Item 9.01      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i) The financial statements of North American Forest Products, Inc. and Subsidiary and Affiliate as of December 31, 2014 and for the year then ended and independent auditor’s report are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(ii) Unaudited condensed financial statements of North American Forest Products, Inc. and Subsidiary and Affiliate as of July 4, 2015 and December 31, 2014, and for the six months ended July 4, 2015 and July 5, 2014 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information as of June 28, 2015 and for the year ended December 31, 2014, and for the six months ended June 28, 2015 of Patrick Industries, Inc. and North American Forest Products, Inc. and its wholly owned subsidiary, North American Moulding, LLC, on a condensed combined basis is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c)	Not Applicable.

(d)	The following exhibits are included with this report:

Exhibit 2.1   Asset Purchase Agreement, dated as of September 1, 2015, between Patrick Industries, Inc., North American Forest Products, Inc., North American Moulding, LLC, and its Members (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 4, 2015).*

Exhibit 23.1   Consent of RSM US LLP

Exhibit 99.1   Financial Statements of North American Forest Products, Inc. and Subsidiary and Affiliate as of December 31, 2014 and for the year then ended and independent auditor’s report.

Exhibit 99.2   Unaudited condensed financial statements North American Forest Products, Inc. and Subsidiary and Affiliate as of July 4, 2015 and December 31, 2014, and for the six months ended July 4, 2015 and July 5, 2014.

Exhibit 99.3   Unaudited pro forma financial information as of June 28, 2015 and for the year ended December 31, 2014, and for the six months ended June 28, 2015 of Patrick Industries, Inc. and North American Forest Products, Inc. and its wholly owned subsidiary, North American Moulding, LLC, on a condensed combined basis.

*Pursuant to Item 601(b) of Regulation S-K, certain Exhibits and Schedules have been omitted from this Agreement. The registrant will furnish a copy of any omitted Exhibit and Schedule to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: November 13, 2015	By:	/s/ Andy L. Nemeth
Andy L. Nemeth Executive Vice President – Finance and
Chief Financial Officer